Schedule of Investments(a)
Invesco Solar ETF (TAN)
May 31, 2020
(Unaudited)
	Shares	Value
Common Stocks & Other Equity Interests-99.62%
Electrical Equipment-6.96%
Sunrun, Inc.(b)	1,500,952	$25,065,899
Vivint Solar, Inc.(b)(c)	1,847,910	13,896,283
		38,962,182
Independent Power and Renewable Electricity Producers-33.24%
Atlantica Sustainable Infrastructure PLC (Spain)	875,711	22,943,628
Beijing Enterprises Clean Energy Group Ltd. (China)(b)(c)	334,080,000	1,206,843
Encavis AG (Germany)(c)	2,063,490	28,094,743
Neoen S.A. (France)(b)(c)(d)	581,468	21,730,534
Scatec Solar ASA (Norway)(d)	2,081,092	35,367,281
Solaria Energia y Medio Ambiente S.A. (Spain)(b)(c)	2,244,136	25,087,854
Sunnova Energy International, Inc.(b)	659,804	9,897,060
TerraForm Power, Inc., Class A	1,287,204	23,658,809
Xinyi Energy Holdings Ltd. (China)(c)	68,178,721	18,169,475
		186,156,227
Mortgage REITs-3.77%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	727,054	21,091,836
Semiconductors & Semiconductor Equipment-55.65%
Canadian Solar, Inc. (Canada)(b)(c)	1,234,368	23,206,119
Daqo New Energy Corp., ADR (China)(b)	343,218	17,562,465
Enphase Energy, Inc.(b)(c)	933,353	54,311,811
First Solar, Inc.(b)	1,003,995	46,806,247
Flat Glass Group Co. Ltd., H Shares (China)(c)	11,076,670	8,167,003
GCL-Poly Energy Holdings Ltd. (China)(b)(c)	444,215,805	12,870,051
JinkoSolar Holding Co. Ltd., ADR (China)(b)(c)	1,082,284	17,110,910
	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
SMA Solar Technology AG (Germany)(b)	534,827	$15,896,117
SolarEdge Technologies, Inc.(b)	407,157	57,775,578
SunPower Corp.(b)(c)	3,200,150	23,105,083
Xinyi Solar Holdings Ltd. (China)	47,671,283	34,788,394
		311,599,778
Total Common Stocks & Other Equity Interests (Cost $411,812,238)		557,810,023

Money Market Funds-0.15%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.10%(e)(f) (Cost $830,220)	830,220	830,220
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.77% (Cost $412,642,458)		558,640,243
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-18.09%
Invesco Private Government Fund, 0.02%(e)(f)(g) (Cost $101,309,385)	101,309,385	101,309,385
TOTAL INVESTMENTS IN SECURITIES-117.86% (Cost $513,951,843)		659,949,628
OTHER ASSETS LESS LIABILITIES-(17.86)%		(99,991,484)
NET ASSETS-100.00%		$559,958,144

Investment Abbreviations:
ADR	-American Depositary Receipt

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at May 31, 2020.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2020 was $57,097,815, which represented 10.20% of the Fund’s Net Assets.
(e)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended May 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value May 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$97,412	$23,810,227	$(23,077,419)	$-	$-	$830,220	$10,197

Invesco Solar ETF (TAN)—(continued)
May 31, 2020
(Unaudited)
	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value May 31, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class*	$68,752,694	$353,350,207	$(422,102,901)	$-	$-	$-	$633,807
Invesco Liquid Assets Portfolio, Institutional Class*	22,917,565	87,562,201	(110,468,699)	-	(11,067)	-	82,642
Invesco Private Government Fund	-	187,786,870	(86,477,485)	-	-	101,309,385	1,220
Total	$91,767,671	$652,509,505	$(642,126,504)	$-	$(11,067)	$102,139,605	$727,866

*	At May 31, 2020, this security was no longer held.

(f)	The rate shown is the 7-day SEC standardized yield as of May 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.

This Fund has holdings greater than 10% of net assets in the following country:
China	19.62%
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.

Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of May 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$401,629,431	$156,180,592	$-	$557,810,023
Money Market Funds	830,220	101,309,385	-	102,139,605
Total Investments	$402,459,651	$257,489,977	$-	$659,949,628
Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Fund’s investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.